CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                 1934 ACT REPORTING REQUIREMENTS

                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 23, 2002


                    AMERICAN WATER STAR, INC.
     (Exact Name of Registrant as Specified in its Charter)



       Nevada               000-22785                 87-0636498
(State of incorporation)  (File Number)   (IRS Employer Identification No.)


                4560 S. Decatur Blvd., Suite 204
                    Las Vegas, Nevada  89103
            (Address of Principal Executive Offices)


 Registrant's Telephone Number, including area code: (702) 740-7036


  (Former Name or Former Address, if changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of American Distribution & Packaging, Inc.
------------------------------------------------------

On December 23, 2002, American Water Star, Inc. ("AMWS" or the "Company") completed the acquisition of American Distribution & Packaging, Inc., a privately-held Nevada corporation ("AD&P"), pursuant to an Acquisition Agreement dated December 23, 2002. Pursuant to the Agreement, AD&P exchanged 100% of its outstanding common stock for 5,200,000 newly issued shares of AMWS common stock. Accordingly, each outstanding share of common stock of AD&P was surrendered in exchange of approximately 5.2 shares of AMWS common stock. The Acquisition is treated as a purchase for accounting purposes with AD&P becoming the wholly-owned subsidiary of AMWS.

Although the consideration exchanged by the Company in the Acquisition was not negotiated at "arms-length," the directors and executive officers of the Company deemed it reasonable based on certain criteria such as the valuation of the assets of AD&P; AD&P's present and past business operations; the future potential of AD&P; and the potential benefit to the stockholders of the Company. The directors of the Company determined that the consideration for the exchange was reasonable, under these circumstances.

AD&P specializes in packaging and distribution of products focusing in warehousing, storage and specialized processing of non-bottling products such as AMWS's new line of beverage sold in mini-sip pouches under the brand name of Cal-Sun. The specialized mini-sip market requires alternative manufacturing and distribution coordination as compared to traditional bottling procedures. The Company intends to continue the business operations conducted by AD&P.

Acquisition of All-Star Beverages, Inc. (formerly Star Beverage, Inc.)
-----------------------------------------------------------------------

In order to distinguish itself from other U.S. corporations conducting business similar to All-Star's under the same or similar name, Star Beverage, Inc. changed its name to All-Star
Beverages, Inc. prior to the Acquisition.

On December 24, 2002, AMWS completed the acquisition of All-Star, a privately-held Nevada corporation, pursuant to an Acquisition Agreement dated as of September 6, 2002. Pursuant to the Agreement, All-Star exchanged 100% of its outstanding common stock for 8,200,000 newly issued shares of AMWS common stock. Accordingly, each outstanding share of common stock of All-Star was surrendered in exchange of approximately 8.2 shares of AMWS common stock. The Acquisition is treated as a purchase for accounting purposes with All-Star becoming the wholly-owned subsidiary of AMWS.

Although the consideration exchanged by the Company in the Acquisition was not negotiated at "arms-length," the directors and executive officers of the Company deemed it reasonable based on certain criteria such as the valuation of the assets of All-Star; All-Star's present and past business operations; the future potential of All-Star; and the potential benefit to the stockholders of the Company. The directors of the Company determined that the consideration for the exchange was reasonable, under these circumstances.

All-Star is now the primary sales arm for AMWS. It has contractual relationships with various Independent Distributors around the United States. All sales of AMWS's products have been processed through All-Star which includes bands such as Geyser, Cool Luc and Power Punch. The bottling and distribution of AMWS's bottle sales is through All-Star. The Company intends to continue the business operations conducted by All-Star.

Related Transactions
--------------------

Prior to the Acquisition of AD&P, Thomas F. Krucker, a director,
CFO and Secretary/Treasurer of AMWS, was the majority shareholder, President and Director of AD&P. Mr. Krucker continues to serve as AD&P's President and director.

                               2

Prior to the Acquisition of All-Star, Roger Mohlman, a director, CEO and President of AMWS, was the majority shareholder and President and director of All-Star; and Thomas F. Krucker was the minority shareholder and Secretary/Treasurer and director of All-Star. Mr. Mohlman continues to serve as All-Star's President and director and Mr. Krucker continues to serve as All-Star's Secretary/Treasurer and director.

The following table sets forth information following completion of the Acquisitions as to each person who is known to us to be the beneficial owner of more than 5% of the Company's outstanding common stock and as to the security and percentage ownership of each executive officer and director of AMWS and its subsidiaries as a group, based on 24,778,682 shares of common stock outstanding.

                                                    Beneficial    Percent
Beneficial Owner     Title                           Ownership    of Class
----------------     -----                          ----------    --------

Roger Mohlman        CEO, President and              8,168,802     33.0%
                     Director of AMWS;
                     President and Director
                     of All-Star

Thomas F. Krucker    CFO, Secretary/Treasurer        7,096,667     28.6%
                     and Director of AMWS;
                     President and Director
                     of AD&P; Secretary/Treasurer
                     and Director of All-Star

Mark Millsap         Secretary/Treasurer               250,000      1.0%
                     and Director of AD&P

All officers and                                    15,265,469     61.6%
directors of AMWS
as a group (2 persons)


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements of business acquired.

The Company will file with the Securities and Exchange Commission the financial statements of American Distribution & Packaging, Inc. and All-Star Beverages, Inc. required under Item 7(a) of Form 8-K within the time period permitted by Item 7(a)(4) of Form 8-K for filing such information.

(b)  Pro forma financial information.

The Company will file with the Securities and Exchange Commission the financial statements of American Distribution & Packaging, Inc. and All-Star Beverages, Inc. required under Item 7(a) of Form 8-K within the time period permitted by Item 7(a)(4) of Form 8-K for filing such information.

(c)  Exhibits

The following is an index and description of the exhibits to this Report.

2.5       Acquisition Agreement between American Water Star, Inc.
          and American Distribution & Packaging, Inc.

2.6       Acquisition Agreement between American Water Star, Inc.
          and All-Star Beverages, Inc. (formerly Star Beverage,
          Inc.)

3.6 Articles of Exchange relating to the acquisition of American Distribution & Packaging, Inc.

3.7       Articles of Exchange relating to the acquisition of All-Star
          Beverages, Inc.

10.4      Sublicense Agreement between Geyser Products, LLC, a
          Delaware limited liability company, and All-Star
          Beverages, Inc., a Nevada corporation (formerly Star
          Beverage, Inc.).


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10.5      Amendment No. 1 to Sublicense Agreement between Geyser
          Products, LLC and All-Star Beverages, Inc.

10.6      Amendment No. 2 to Sublicense Agreement between Geyser
          Products, LLC and All-Star Beverages, Inc.

10.7      Exclusive License Agreement between Cool Luc, L.L.C.
          and All-Star Beverages, Inc.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date:     January 7, 2003

                                   AMERICAN WATER STAR, INC.


                                   By: /s/ Roger Mohlman
                                   President and Chief Executive Officer


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                          EXHIBIT INDEX


 Number   Description                                     Page

   2.5    Acquisition Agreement between American Water      6
          Star, Inc. and American Distribution &
          Packaging, Inc.

   2.6    Acquisition Agreement between American Water     31
          Star, Inc. and All-Star Beverages, Inc.
          (formerly Star Beverage, Inc.)

   3.6    Articles of Exchange relating to the             56
          acquisition of American Distribution &
          Packaging, Inc.

   3.7    Articles of Exchange relating to the             57
          acquisition of All-Star Beverages, Inc.

  10.4    Sublicense Agreement between Geyser              58
          Products, LLC, a Delaware limited liability company, and All-Star Beverages, Inc., a Nevada corporation (formerly Star Beverage,
          Inc.).

  10.5    Amendment No. 1 to Sublicense Agreement          68
          between Geyser Products, LLC and All-Star
          Beverages, Inc.

  10.6    Amendment No. 2 to Sublicense Agreement          69
          between Geyser Products, LLC and All-Star
          Beverages, Inc.

  10.7    Exclusive License Agreement between Cool         70
          Luc, L.L.C. and All-Star Beverages, Inc.


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